Inland American Second Quarter 2010 Update




Publix





Inland American
REAL ESTATE TRUST, INC.

September 13, 2010

Forward Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2009 and our quarterly report for the period ended June 30, 2010 include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- There is no market for our shares and we do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

The Inland name and logo are registered trademarks being used under license.

Overview

- Owns a diversified portfolio of core commercial real estate including:
  - Retail
  - Lodging
  - Office
  - Multi-Family/Student Housing
  - Industrial

  - As of 6/30/2010 owned directly or indirectly through joint ventures 980 properties
  - 56.5 million square feet
  - 10,154 multi-family units
  - 15,146 lodging rooms

  - Invests in joint ventures, development projects, real estate loans and marketable securities

  - One of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. ("Inland")

Strategy

- Diversified real estate portfolio balances risk exposure
  - Conservative balance sheet management
- Maximize long-term stockholder value


Marshalls
ROSS



Diversified Real Estate Portfolio Balances Risk Exposure

As of 6/30/2010

- Core assets in several real estate sectors nationwide
- Investments in joint ventures, developments, loans and marketable securities designed to enhance core stabilized yield

Investment Allocation - $11.7B*



Core Assets – 84%
Retail – 38%
Lodging – 25%
Office – 19%
Industrial – 10%
Multi-Family - 8%
Total Assets $11.7B
Joint Ventures – 4%
Development – 2%
Cash & Other Assets – 4%
Marketable Securities – 2%
Notes Receivable – 4%

Inland American REAL ESTATE TRUST, INC.

*Figure includes offering proceeds and debt. Approximate book value as of 6/30/2010

Conservative Balance Sheet Management

- Manageable debt maturities & unencumbered assets
  - Lower leveraged buyer
  - Total mortgage loans to total assets at 12/31/2009 = 45%
  - Total mortgage loans to total assets at 6/30/2010 = 48%
- No corporate level debt – individual loans on each property limits risk







Maximize Long – Term Stockholder Value

- Invest in real estate assets that produce attractive current yields and long term risk-adjusted returns
  - Generate sustainable and predictable cash flow from our operations
- Focus on preservation of capital






ULTA

Current Portfolio – 35 States – 980 Properties

As of 6/30/2010

Multi-Family	Industrial	Office	Lodging	Retail
28 Properties	72 Properties	48 Properties	99 Properties	733 Properties
8 States	20 States + Dist. of Col.	18 States	25 States + Dist. of Col.	32 States + Dist. of Col.
10,154 Units	15.9M Square Feet	10.5M Square Feet	15,146 Rooms	21.6M Square Feet



Washington
Oregon
Idaho
Montana
Wyoming
North Dakota
South Dakota
Nebraska
Minnesota
Wisconsin
Michigan
Iowa
Illinois
Indiana
Ohio
Pennsylvania
New York
Maine
VT
NH
Mass.
CT
RI
NJ
MD
DE
West Virginia
Virginia
North Carolina
South Carolina
Kentucky
Tennessee
Georgia
Alabama
Mississippi
Florida
Louisiana
Arkansas
Missouri
Kansas
Oklahoma
Texas
New Mexico
Colorado
Utah
Arizona
Nevada
California
Less than 2 MSF
+2 - 5 MSF
More than 5 MSF

Inland American
REAL ESTATE TRUST, INC.

As June 30, 2010

Top Ten Tenants – 74% are Investment Grade

As of 6/30/2010

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.6%	4.0%
AT&T, Inc.	A	Office	7.1%	6.3%
RBS Citizens, NA	A-	Retail	2.9%	1.6%
Sanofi-Aventis U.S. Inc.	AA-	Office	2.5%	1.3%
United Healthcare Services, Inc.	NR	Office	2.5%	2.2%
C&S Wholesale Grocers, Inc.	Private	Industrial	2.3%	5.4%
VersaCold Storage	NR	Industrial	2.0%	3.4%
Shop Rite Supermarkets	BBB	Retail	1.6%	1.1%
Cornell Corrections	B+	Industrial	1.6%	.5%
Lockheed Martin Corporation	A-	Office	1.5%	.6%

*Ratings according to Standard and Poor's

Retail Comprises 38% of Core Portfolio

**Figures exclude bank branches*

As of 6/30/2010

Core Property Allocation



Lodging
$2.5B
25%
Retail
$3.8B
38%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%



Publix



BED BATH & BEYOND



KOHL'S

Retail Property Overview

733 Properties · 21.6M SF · 32 States + District of Columbia

- 93% Occupancy (economic)
- 69% of the portfolio is anchored by necessity-based retailers (grocery, drug, etc.)
- 65% of the portfolio is multi-tenant, 35% is single tenant with long-term stable rents
- 22% of the portfolio is located in Texas which has demonstrated economic resiliency

Lease Expiration Schedule



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
3.4%
2010
5.5%
2011
10.3%
2012
5.9%
2013
8.8%
2014
11.0%
2015

Inland American
REAL ESTATE TRUST, INC.

Necessity Based Retail Centers


Publix

Paradise Shoppes of Largo — Largo, FL


Tom Thumb

Heritage Heights — Grapevine, TX


Kroger

Thomas Crossroads — Newnan, GA


GNC
LOTUS SALON
SUBWAY

Alcoa Exchange — Bryant, AR


STAR NAILS
The UPS Store
Edward Jones

The Highlands — Flower Mound, TX

Power Based Retail Centers


BED BATH &
BEYOND

Riverstone SC Missouri City,


BEST
BUY

Washington Park Plaza Homewood, IL


KOHL'S

Dothan Pavilion Dothan, AL


T·J·maxx
DressBarn
maurices

Poplin Place Monroe,


OLD NAVY

Lord Salisbury Center Salisbury, MD

Industrial Comprises 10% of Core Portfolio

As of 6/30/2010

Core Property Allocation



Lodging
$2.5B
25%
Retail
$3.8B
38%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%



Thermo
ELECTRON CORPORATION
THE HOME DEPOT

Industrial Property Overview

72 Properties · 15.9M SF · 20 States + District of Columbia

- 95% Occupancy (economic)
- 97% of the portfolio is leased by single tenants with long-term stable rents
- 64% of the portfolio's tenants are investment grade rated*, or serve necessity-based consumer needs

Lease Expiration Schedule



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
.7%
2010
11.9%
2011
12.1%
2012
8.6%
2013
1.3%
2014
4.5%
2015

**Rating according to Standard and Poor's and/or Moody's*

Inland American REAL ESTATE TRUST, INC.

Home Depot Rapid Deployment Center

Macalla, AL


Home Depot
6400

Thermo Process Center

Sugarland, TX





Office Comprises 19% of Core Portfolio

As of 6/30/2010

Core Property Allocation



Lodging
$2.5B
25%
Retail
$3.8B
38%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%



at&t



LOCKHEED MARTIN



comcast.

Office Property Overview

48 Properties · 10.5M SF · 18 States

- 95% Occupancy (economic)
- 72% of the portfolio is occupied by single tenants with long-term stable rents
- 70% of the portfolio's tenants are investment grade rated*, or report revenue exceeding $1.0 billion



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
.2% 2010
5.4% 2011
2.9% 2012
6.3% 2013
3.3% 2014
4.0% 2015

*Rating according to Standard and Poor's and/or Moody's

Worldgate Plaza

Herndon, VA



AT&T Center

St. Louis, MO







Inland American
REAL ESTATE TRUST, INC.

Multi-Family* Comprises 8% of Core Portfolio

Core Property Allocation



Lodging
$2.5B
25%
Retail
$3.8B
38%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%







Multi-Family Property Overview

28 Properties · 10,154 Units · 8 States

- 87% Occupancy (economic, including student housing)
- Expanded multi-family investments from 256 units to 10,154 from 2006 to 2010
- 64% of units are located in Houston and Oklahoma City metro areas

Total Operating Revenue ($000's)



Total Revenue
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$1.8M 2006
$15M 2007
$33.2M 2008
$72M 2009
$97M **Q2 2010

*Includes Multi-Family and Student Housing
**Q2 2010 Actual Revenue Reported is Annualized

Inland American REAL ESTATE TRUST, INC.

The Landings

Webster, TX



The Radian

(Student Housing)

Philadelphia, PA



Inland American
REAL ESTATE TRUST, INC.

Lodging Comprises 25% of Core Portfolio

As of 6/30/2010

Core Property Allocation


Lodging
$2.5B
25%
Retail
$3.8B
38%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%

Lodging Property Overview

99 Properties · 15,146 Rooms · 25 States + District of Columbia

- 69% Average Occupancy
- 48% of the portfolio is branded by Marriott, 40% is branded by Hilton
- 40% of the portfolio are moderately priced hotels such as Hilton Garden Inn & Courtyard by Marriott

Historical Revenue/Available Room & Average Daily


$140
$120
$100
$80
$60
$40
$20
$0
$79
$117
$89
$129
$75
$115
$79
$114
2007
2008
2009
YTD 2010
Revenue/Available Room
Average Daily Rate


Hilton
Garden Inn


COURTYARD


HYATT

Inland American
REAL ESTATE TRUST, INC.

Hyatt Regency Orange County

Anaheim, CA



HYATT



Marriott Woodlands Hotel and Convention Center

The Woodlands, TX



SAN JACINTO

Consolidated Financial Highlights

	As of and for Year Ended 12/31/2009	As of and for Six Months Ended 6/30/2010
Total Consolidated Assets	$11.3B	$11.7B
Stockholders' Equity	$5.6B	$5.5B
Total Income	$1.1B	$613M
Distributions Declared	$405.3M	$207.5M
Mortgage Payable	$5.1B	$5.6B
Ratio of Total Mortgage Loans to Total Assets	45%	48%
Weighted Average Interest Rate	4.9%	5.1%

Manageable Debt Maturities[1]


$6B
$5B
$4B
$3B
$2B
$1B
$0
2011
2012
2013
2014
2015

	2011	2012	2013	2014	2015
	$813M	$468M	$804M	$281M	$455M
Percentage of Total Assets	6.95%	4.00%	6.87%	2.40%	3.89%

Inland American
REAL ESTATE TRUST, INC.

[1]All 2010 debt maturities effectively addressed

WHO YOU INVEST WITH IS EVERYTHING





